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                                                                   EXHIBIT 10.35

              AMENDMENT TO SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     Morgan Stanley & Co. Incorporated. (the "Corporation"), acting pursuant to the authority delegated to it by Morgan Stanley Dean Witter & Co., hereby amends the Morgan Stanley Dean Witter & Co. Supplemental Executive Retirement Plan, as amended (the "SERP"), as follows:

     1. Effective as the dates specified herein, Appendix C of the SERP is amended, by adding the following paragraphs to the end thereof:

"Graystone Partners.  Effective November 1, 1999, with respect to Louise Wasso
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     Jonikas and David B. Horn, the term Credited Service shall include such individual's service with Graystone Partners L.P. ("Graystone") for purposes of determining such individual's eligibility to participate in the Plan pursuant to Paragraph III, but not for purposes of determining benefits pursuant to Paragraph IV of the Plan and shall include such individual's service with the Corporation prior to her or his service with Graystone for purposes of determining her or his eligibility to participate in the Plan pursuant to Paragraph III and for purposes of determining benefits pursuant to Paragraph IV of the Plan.

"Weyerhaeuser Corporation.  Effective April 13, 2000, with respect to each
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     former employee of the Weyerhaeuser Corporation ("Weyerhaeuser") who is
     hired by a Employer as of April 14, 2000 to work in the business of Morgan Stanley Dean Witter Alternative Investment Partners, the term Credited Service shall include such individual's service with Weyerhaeuser for purposes of determining such individual's eligibility to participate in the Plan pursuant to Paragraph III, but not for purposes of determining benefits pursuant to Paragraph IV of the Plan .

          "Dean Witter Financial Advisors.  Notwithstanding any provision of the
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          ESOP to the contrary, effective January 1, 2000, an Employee shall not include an employee of Dean Witter Reynolds Inc. who is a Financial Advisor licensed under state law as a Morgan Stanley & Co.
          Incorporated employee in order to provide commercial brokerage mortgage services, regardless of such employee's classification for other purposes of the Corporation."

2. Effective January 1, 2000, Paragraph IV B. of the SERP is amended by adding the following sentence to the end of the first paragraph thereof:

"In addition to any reduction pursuant to the preceding sentence, effective
     January 1, 2000, the payments to which a Participant is entitled under Paragraph IV A shall also be reduced by the benefits which the Participant is entitled to receive under the terms of any other pension or retirement plan that replaces a defined benefit or

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     money purchase plan described in the preceding sentence or that acts as the primary retirement plan of an employer (including a division of an employer)."

     3. Effective November 1, 2000, the first paragraph of Paragraph V of the SERP shall be redesignated as subparagraph A. of Paragraph V and new subparagraphs B. and C. shall be added following such first paragraph to read as follows:

          "B.  Hearing Panel.  Notwithstanding the foregoing, effective November
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          1, 2000, the following provisions of this Paragraph V B. shall provide the exclusive rules relating to claims for benefits under the Plan.

                "(i)  Claims and Inquiries. All claims for benefits and all
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          inquiries concerning the Plan shall be submitted to the Plan
          Administrator at such address as the Plan Administrator shall designate from time to time. Claims for benefits must be in writing on the form prescribed by the Plan Administrator and must be signed by the person or persons indicated on such form. For purposes of this Paragraph V B., the term "Plan Administrator" shall mean the Committee (or any delegate of such Committee) appointed under the Morgan Stanley & Co. Incorporated Pension Plan or any successor to such plan.

                "(ii)  Denial of Claims.  In the event any claim for benefits is
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          denied, in whole or in part, the Plan Administrator shall notify the claimant of such denial in writing and shall advise the claimant of his right to a review thereof. Such written notice shall set forth, in a manner calculated to be understood by the claimant, the specific reason or reasons for the denial, specific reference to the pertinent Plan provisions upon which the denial is based, a description of any additional information or material that is necessary for the claimant to perfect his claim for benefits, an explanation of why such information or material is necessary and an explanation of the Plan's review procedure. Such written notice shall be furnished to the claimant within 90 days after the Plan Administrator receives the claim, unless special circumstances require an extension of time for processing the claim. In no event shall such an extension exceed a period of 90 days from the end of the initial 90-day period; if such an extension is required, written notice thereof shall be furnished to the claimant before the end of the initial 90-day period. Such notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render a decision. If written notice of the denial of the claim for benefits is not furnished within the time specified in this Section, the claim shall be deemed denied and the claimant shall be permitted to appeal such denial in accordance with the review procedure described in subparagraph (iv) below.

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                "(iii)  The Hearing Panel.  The Board of Directors shall
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          appoint a "Hearing Panel," which shall consist of three or more individuals who may (but need not) be employees of the Corporation. The Hearing Panel shall be the named fiduciary that shall have the authority to act with respect to any appeal from the denial of a claim for benefits under the Plan. The Hearing Panel may adopt such rules and procedures, consistent with ERISA and the Plan, as it deems necessary or appropriate in carrying out its responsibilities under this Section. The Hearing Panel may delegate some or all of its rights, privileges and duties to such person(s) as it may choose; to the extent of such a delegation all references in this Section to the Hearing Panel shall be deemed to be references to such person(s).

                "(iv)  Appeals from Claim Denials.  Any person whose claim for
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          benefits is denied, in whole or in part, or such person's duly authorized representative, may appeal from such denial by submitting a request for review of the claim to the Hearing Panel within six months after receiving the written notice of denial from the Plan Administrator (or, in the case of a deemed denial, within six months after the claim is deemed denied). The Plan Administrator shall give the claimant (or his representative) an opportunity to review pertinent documents (except legally privileged materials) and to submit issues and comments in writing. A request for review shall be in writing and shall be submitted to the Hearing Panel at such address as the Plan Administrator shall designate from time to time. The request for review shall set forth all of the grounds on which it is based, all facts in support thereof and any other matters that the claimant deems pertinent. The Hearing Panel may require the claimant (or his representative) to submit such additional facts, documents or other material as it deems necessary or appropriate in making its review.

                "(v)  Decision on Review.  The Hearing Panel shall act upon a
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          request for review within 60 days after receipt thereof, unless special circumstances require an extension of time for processing, in which event a decision shall be rendered not more than 120 days after the receipt of the request for review. If such an extension is required, written notice thereof shall be furnished to the claimant (or his representative) before the end of the initial 60-day period. The Hearing Panel shall give written notice of its decision to the claimant (or his representative) and to the Plan Administrator. In the event that the Hearing Panel confirms the denial of the claim for benefits in whole or in part, such notice shall set forth, in a manner calculated to be understood by the claimant, the specific reason or reasons for the denial and specific reference to the pertinent Plan provisions upon which such denial is based. If written notice of the Hearing Panel's decision is not given to the claimant (or his representative) within the time prescribed in this subparagraph (v), the claim shall be deemed denied on review.

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                "(vi)  Exhaustion of Administrative Remedies.  No legal or
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          equitable action for benefits under the Plan shall be brought unless and until the claimant (I) has submitted a written claim for benefits in accordance with paragraph (i) of this Paragraph V B., (II) has been notified that the claim has been denied (or the claim is deemed denied as provided in subparagraph (ii) above), (III) has filed a written request for a review of the claim in accordance with subparagraph (iv) of this Paragraph V B. and (IV) has been notified in writing that the Hearing Panel has affirmed the denial of the claim (or the claim is deemed denied on review as provided in subparagraph (v) above). In addition, no legal or equitable action for benefits under the Plan may be brought after the earliest of (I) six months after the Hearing Panel has affirmed the denial of the claim (or the claim is deemed denied on review as provided in subparagraph (v) above), (II) three years after the date the claimant's benefits under the Plan commenced, or (III) the end of the otherwise applicable statute of limitations period.

                "(vii)  Authority of Hearing Panel.  The Hearing Panel shall
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          have the discretionary authority to interpret and construe the terms of the Plan and to determine eligibility for and entitlement to Plan benefits in accordance with the terms of the Plan. Any reasonable construction or interpretation of the Plan's terms or determination made by the Hearing Panel as to eligibility or entitlements, adopted in good faith, shall be final and binding upon the Corporation, all participating employers, employees, participants, spouses, surviving spouses, their affiliates and their heirs, successors and assigns."

          "C.  Indemnification. To the fullest extent permitted by law, the
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          Corporation will indemnify and save harmless each member of the
          Committee, each member of the Hearing Panel and each other person to whom fiduciary responsibilities are delegated under the terms of the Plan against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the approval of the Corporation) arising out of any act or omission to act as a member of the Committee or the Hearing Panel or as a delegate, except (i) in the case of willful misconduct or lack of good faith or
          (ii) with respect to any person who is not an employee, officer or director of the Corporation or an affiliate. This Subparagraph C. shall not supersede any separate agreement or contract between the Corporation or an affiliate or the Plan and any person to whom fiduciary responsibilities are delegated."

     4. Effective November 1, 2000, Paragraph V A. of the SERP, as amended herein, is further amended by adding at the beginning of the second sentence thereof the phrase, "Except as otherwise specified in subparagraph (vii) of Paragraph V B.," and by adding

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at the beginning of the third sentence thereof the phrase, "Subject to subparagraph (vii) of Paragraph V B.,"

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     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed on its behalf as of the 1st day of November, 2000.


                                MORGAN STANLEY & CO. INC.


                                By:   /s/ Michael T. Cunningham
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